CUMULUS MEDIA INC.

CUMULUS MEDIA Reports Operating Results for Third Quarter 2018

ATLANTA, GA — November 13, 2018: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and nine months ended September 30, 2018. As described in more detail below, results for the 2018 periods reflect the combined results of the Successor and Predecessor Companies in connection with the Company's emergence from Chapter 11. For the three months ended September 30, 2018, the Company reported net revenue of $282.3 million, down 1.7% from the three months ended September 30, 2017, net income of $12.7 million and Adjusted EBITDA of $62.1 million, which was up 0.5% from the three months ended September 30, 2017. For the nine months ended September 30, 2018, the Company reported net revenue of $831.2 million, down 1.3% from the nine months ended September 30, 2017, net income of $713.8 million and Adjusted EBITDA of $168.7 million, which was up 0.5% from the nine months ended September 30, 2017. Net income for the nine months ended September 30, 2018 included an after-tax gain associated with the Company's emergence from Chapter 11 of $641.0 million.

As previously disclosed, on November 29, 2017, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). On May 10, 2018, the Court entered an order confirming the Company’s Plan of Reorganization (the “Plan”). On June 4, 2018, the Plan became effective in accordance with its terms and the Company emerged from Chapter 11.

The Company's operating results and key operating performance measures on a consolidated basis, as well as within the Cumulus Radio Station Group and Westwood One, were not materially impacted by the reorganization. For the purposes of the analysis of the results presented herein, the Company is presenting the combined results of operations for the period June 4, 2018 to September 30, 2018 of the Successor Company with the period January 1, 2018 to June 3, 2018 of the Predecessor Company. Although this presentation is not in accordance with accounting principles generally accepted in the United States, the Company believes presenting and analyzing the combined results allows for a more meaningful comparison of results for the nine month period ended September 30, 2018 to the nine months ended September 30, 2017. For more information regarding the Predecessor and Successor Company results, please see the Company’s Form 10-Q for the quarter ended September 30, 2018 to be filed with the Securities and Exchange Commission (the “SEC”).

Mary Berner, President and Chief Executive Officer of CUMULUS MEDIA commented, “In our first full quarter of operations since emerging from Chapter 11, our positive momentum continued and we remain focused on the path ahead. We delivered another quarter of Adjusted EBITDA growth - approximately 50 basis points on a reported basis and 3.9% when adjusting for the impact of USTN and our exit from WLUP-FM in Chicago. Additionally, in early October, we completed a $50 million prepayment of our term loan using cash generated from operations, demonstrating both our ability to produce significant free cash flow and our commitment to pay down debt with that cash. We continue to believe that our key growth initiatives, including our digital businesses at the Cumulus Radio Station Group, our rapidly expanding podcast business and pricing and inventory management improvements across the Company, as well as our substantial free cash flow generation, position the Company well to create value for all our stakeholders.”

Operating Summary (in thousands, except percentages and per share data):

	Successor Company	Predecessor Company
	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	% Change
Net revenue	$282,254	$287,240	(1.7)%
Net income	$12,713	$1,274	**
Adjusted EBITDA (1)	$62,104	$61,765	0.5%
Basic income per share	$0.64	$0.04	**
Diluted income per share	$0.63	$0.04	**

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017	% Change
Net revenue	$377,258	$453,924	$831,182	$841,801	(1.3)%
Net income (loss)	$17,693	$696,156	$713,849	$(449)	**
Adjusted EBITDA (1)	$88,219	$80,512	$168,731	$167,899	0.5%
Basic income (loss) per share	$0.88	$23.73	**	$(0.02)	**
Diluted income (loss) per share	$0.88	$23.73	**	$(0.02)	**

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure”.

	Successor	Predecessor
	September 30, 2018	December 31, 2017	% Change
Cash and cash equivalents	$53,978	$102,891	(47.5)%

Term loan	$1,296,750	$—	**
Predecessor term loan	$—	$1,722,209	**
7.75% senior notes	$—	610,000	**
Total debt	$1,296,750	$2,332,209	(44.4)%

**    Calculation not meaningful

	Successor Company	Predecessor Company
	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	% Change
Capital expenditures	$5,897	$7,442	(20.8)%

	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
	Period from June 4, 2018 through September 30, 2018	Period from January 1, 2018 through June 3, 2018	Nine months ended September 30, 2018	Nine months ended September 30, 2017	% Change
Capital expenditures	$7,866	$14,019	$21,885	$20,645	6.0%

Three Months Ended September 30, 2018

Net Revenue
The Company operates in two reportable segments, the Cumulus Radio Station Group and Westwood One. Cumulus Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for both of the Company’s reportable segments, including accounting, finance, legal, human resources, information technology functions and programming.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$196,357	$85,227	$670	$282,254
% of total revenue	69.6%	30.2%	0.2%	100.0%
$ change from three months ended September 30, 2017	$(6,495)	$1,449	$60	$(4,986)
% change from three months ended September 30, 2017	(3.2)%	1.7%	9.8%	(1.7)%

	Three Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$202,852	$83,778	$610	$287,240
% of total revenue	70.6%	29.2%	0.2%	100.0%

Net Income (Loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Three Months Ended September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$42,395	$13,100	$(42,782)	$12,713
$ change from three months ended September 30, 2017	$1,583	$1,088	$8,768	$11,439
% change from three months ended September 30, 2017	3.7%	9.1%	17.0%	**

**    Calculation not meaningful

	Three Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$40,812	$12,012	$(51,550)	$1,274

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$50,399	$19,157	$(7,452)	$62,104
$ change from three months ended September 30, 2017	$(2,371)	$1,170	$1,540	$339
% change from three months ended September 30, 2017	(4.5)%	6.5%	17.1%	0.5%

	Three Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$52,770	$17,987	$(8,992)	$61,765

Nine Months Ended September 30, 2018

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Period from June 4, 2018 through September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$264,714	$111,583	$961	$377,258

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$303,317	$149,715	$892	$453,924

	Nine Months Ended September 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$568,031	$261,298	$1,853	$831,182
% of total revenue	68.4%	31.4%	0.2%	100.0%
$ change from nine months ended September 30, 2017	$(17,019)	$6,431	$(31)	$(10,619)
% change from nine months ended September 30, 2017	(2.9)%	2.5%	(1.7)%	(1.3)%

	Nine Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$585,050	$254,867	$1,884	$841,801
% of total revenue	69.5%	30.3%	0.2%	100.0%

Net Income (Loss)
The following tables present our net income (loss) by segment (dollars in thousands).

	Period from June 4, 2018 through September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$60,722	$18,896	$(61,925)	$17,693

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(477,966)	$259,441	$914,681	$696,156

	Nine Months Ended September 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(417,244)	$278,337	$852,756	$713,849
$ change from nine months ended September 30, 2017	$(530,510)	$251,838	$992,970	$714,298
% change from nine months ended September 30, 2017	**	**	**	**

**    Calculation not meaningful

	Nine Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$113,266	$26,499	$(140,214)	$(449)

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Period from June 4, 2018 through September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$71,259	$26,847	$(9,887)	$88,219

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Nine Months Ended September 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$147,268	$46,057	$(24,594)	$168,731
$ change from nine months September 30, 2017	$(1,526)	$913	$1,445	$832
% change from nine months ended September 30, 2017	(1.0)%	2.0%	5.5%	0.5%

	Nine Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$148,794	$45,144	$(26,039)	$167,899

Earnings Call Information
The Company will host a conference call today at 4:30 PM EDT to discuss its third quarter 2018 operating results.

A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors/). The conference call dial-in number for domestic callers is 877-830-7699, and international callers should dial 248-847-2515 for call access. If prompted, the conference ID number is 9093578. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

Following completion, a telephonic replay can be accessed until 11:59 PM EDT on December 13, 2018, by dialing 855-859-2056 or 404-537-3406 and using the replay code 9093578.

Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to our recently completed financial restructuring and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter the actual results of our operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About CUMULUS MEDIA
A leader in the radio broadcasting industry, CUMULUS MEDIA (NASDAQ: CMLS) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 440 owned-and-operated stations broadcasting in 90 U.S. media markets (including eight of the top 10), approximately 8,000 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus Radio Station Group and Westwood One platforms make CUMULUS MEDIA one of the few media companies that can provide advertisers with national reach and local impact. The Cumulus Radio Station Group and Westwood One are the exclusive radio broadcast partners to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, and more. Additionally, the Company is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events. For more information, visit www.cumulusmedia.com.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company	Predecessor Company
	Period from June 4, 2018 through September 30,	Period from January 1, 2018 through June 3,
	2018	2018
Net revenue	$377,258	$453,924
Operating expenses:
Content costs	127,464	163,885
Selling, general and administrative expenses	151,779	195,278
Depreciation and amortization	18,521	22,046
Local marketing agreement fees	1,364	1,809
Corporate expenses	9,541	14,483
Stock-based compensation expense	1,783	231
Acquisition-related restructuring costs	9,679	2,455
Loss on sale or disposal of assets or stations	34	158
Total operating expenses	320,165	400,345
Operating income	57,093	53,579
Non-operating (expense) income:
Reorganization items, net	—	466,201
Interest expense	(28,579)	(260)
Interest income	20	50
Other expense, net	(3,157)	(273)
Total non-operating (expense) income, net	(31,716)	465,718
Income before income tax (expense) benefit	25,377	519,297
Income tax (expense) benefit	(7,684)	176,859
Net income	$17,693	$696,156

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	Successor Company	Predecessor Company	Combined Predecessor and Successor	Predecessor Company
Net revenue	$282,254	$287,240	$831,182	$841,801
Operating expenses:
Content costs	98,494	97,924	291,349	295,103
Selling, general and administrative expenses	114,345	117,690	347,057	350,476
Depreciation and amortization	14,142	15,208	40,567	47,610
Local marketing agreement fees	1,006	2,717	3,173	8,137
Corporate expenses	7,009	10,000	24,024	28,743
Stock-based compensation expense	1,131	354	2,014	1,422
Acquisition-related and restructuring costs	2,738	499	12,134	2,116
Loss (gain) on sale or disposal of assets or stations	34	(83)	192	(2,585)
Total operating expenses	238,899	244,309	720,510	731,022
Operating income	43,355	42,931	110,672	110,779
Non-operating (expense) income:
Reorganization items, net	—	—	466,201	—
Interest expense	(22,403)	(35,335)	(28,839)	(103,742)
Interest income	16	34	70	106
Loss on early extinguishment of debt	—	(1,063)	—	(1,063)
Other expense, net	(3,177)	(36)	(3,430)	(64)
Total non-operating (expense) income, net	(25,564)	(36,400)	434,002	(104,763)
Income before income tax (expense) benefit	17,791	6,531	544,674	6,016
Income tax (expense) benefit	(5,078)	(5,257)	169,175	(6,465)
Net income (loss)	$12,713	$1,274	$713,849	$(449)

Non-GAAP Financial Measure

From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) and segment Adjusted EBITDA are the financial metrics by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole and each of our reportable segments, respectively. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit agreement.

In determining Adjusted EBITDA, the Company excludes from net income items not related to core operations and those that are non-cash including: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, restructuring costs, reorganization items and non-cash impairments of assets, if any.

Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.

Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to segment and consolidated Adjusted EBITDA for the period from June 4, 2018 through September 30, 2018, the period from January 1, 2018 through June 3, 2018 and the three and nine months ended September 30, 2018 and 2017 (dollars in thousands):

	Three Months Ended September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$42,395	$13,100	$(42,782)	$12,713
Income tax expense	—	—	5,078	5,078
Non-operating expense, including net interest expense	—	206	25,358	25,564
Local marketing agreement fees	1,006	—	—	1,006
Depreciation and amortization	6,964	5,845	1,333	14,142
Stock-based compensation expense	—	—	1,131	1,131
Loss on sale or disposal of assets or stations	34	—	—	34
Acquisition-related and restructuring costs	—	6	2,732	2,738
Franchise and state taxes	—	—	(302)	(302)
Adjusted EBITDA	$50,399	$19,157	$(7,452)	$62,104

	Three Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$40,812	$12,012	$(51,550)	$1,274
Income tax expense	—	—	5,257	5,257
Non-operating (income) expense, including net interest expense	(1)	132	35,204	35,335
Local marketing agreement fees	2,717	—	—	2,717
Depreciation and amortization	9,349	5,443	416	15,208
Stock-based compensation expense	—	—	354	354
(Gain) loss on sale or disposal of assets or stations	(107)	—	24	(83)
Loss on early extinguishment of debt	—	—	1,063	1,063
Acquisition-related and restructuring costs	—	400	99	499
Franchise and state taxes	—	—	141	141
Adjusted EBITDA	$52,770	$17,987	$(8,992)	$61,765

	Period from June 4, 2018 through September 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$60,722	$18,896	$(61,925)	$17,693
Income tax expense	—	—	7,684	7,684
Non-operating (income) expense, including net interest expense	(4)	253	31,467	31,716
Local marketing agreement fees	1,364	—	—	1,364
Depreciation and amortization	9,143	7,794	1,584	18,521
Stock-based compensation expense	—	—	1,783	1,783
Loss on sale or disposal of assets or stations	34	—	—	34
Acquisition-related and restructuring costs	—	(96)	9,775	9,679
Franchise and state taxes	—	—	(255)	(255)
Adjusted EBITDA	$71,259	$26,847	$(9,887)	$88,219

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(477,966)	$259,441	$914,681	$696,156
Income tax benefit	—	—	(176,859)	(176,859)
Non-operating (income) expense, including net interest expense	(2)	204	281	483
Local marketing agreement fees	1,809	—	—	1,809
Depreciation and amortization	10,251	9,965	1,830	22,046
Stock-based compensation expense	—	—	231	231
Loss on sale or disposal of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Acquisition-related and restructuring costs	—	1,087	1,368	2,455
Franchise and state taxes	—	—	234	234
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Nine Months Ended September 30, 2018 (Combined Predecessor and Successor)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(417,244)	$278,337	$852,756	$713,849
Income tax benefit	—	—	(169,175)	(169,175)
Non-operating (income) expense, including net interest expense	(6)	457	31,748	32,199
Local marketing agreement fees	3,173	—	—	3,173
Depreciation and amortization	19,394	17,759	3,414	40,567
Stock-based compensation expense	—	—	2,014	2,014
Loss on sale or disposal of assets or stations	48	—	144	192
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Acquisition-related and restructuring costs	—	991	11,143	12,134
Franchise and state taxes	—	—	(21)	(21)
Adjusted EBITDA	$147,268	$46,057	$(24,594)	$168,731

	Nine Months Ended September 30, 2017 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$113,266	$26,499	$(140,214)	$(449)
Income tax expense	—	—	6,465	6,465
Non-operating (income) expense, including net interest expense	(4)	407	103,297	103,700
Local marketing agreement fees	8,137	—	—	8,137
Depreciation and amortization	30,004	16,346	1,260	47,610
Stock-based compensation expense	—	—	1,422	1,422
(Gain) loss on sale or disposal of assets or stations	(2,609)	—	24	(2,585)
Loss on early extinguishment of debt	—	—	1,063	1,063
Acquisition-related and restructuring costs	—	1,892	224	2,116
Franchise and state taxes	—	—	420	420
Adjusted EBITDA	$148,794	$45,144	$(26,039)	$167,899